EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the accompanying Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008 (the “Report”) of BBM Holdings, Inc. (the “Company”), the undersigned, Andrew Limper, Chief Executive Officer and Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2008

COMPANY NAME CORPORATION

By:	/s/ Andrew Limpert
Name: Andrew Limpert Title: Chief Executive Officer and Chief Financial Officer (principal executive and financial officer)